HIT Performance Commentary
 4th Quarter 2010

Chang Suh
Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
January 14, 2011

Overview

The AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), on a gross basis for the 18th consecutive calendar year in 2010.  The HIT’s gross and net returns for the one-year period ending December 31, 2010, were 6.62% and 6.16%, respectively, compared to 6.54% for the benchmark.  The HIT’s strategy of emphasizing high credit quality multifamily investments resulted in competitive risk-adjusted returns during a period of persistent volatility and market uncertainty.  During 2010, the HIT committed a record $613 million in financing for multifamily and healthcare projects with total development costs of over $1.3 billion. These investments, primarily in construction-related securities, are expected to help the HIT maintain its competitive performance while generating over 6,800 union construction jobs.

Using its expertise in housing finance and its specialization in government-insured multifamily mortgage-backed securities (MBS), the HIT has served its investors well by generating higher real income than the benchmark without taking additional credit risk.  The significant amount of new construction-related financing committed during the year has increased the percentage of such securities in the HIT’s portfolio and should have a positive effect on portfolio yield in future periods.  The new commitments are expected to generate additional income as they are funded during the construction period.  At the same time, they will generate union construction work, create affordable and workforce housing, and spur secondary job creation and economic development in communities across the country at a time when construction unemployment remains around 20%. Since the HIT began its Construction Jobs Initiative in 2009, it has created nearly 9,000 union construction jobs and is well on its way to reaching the goal of creating 10,000 jobs by spring 2011.

The HIT’s consistent competitive performance stimulated investor confidence and resulted in $311 million in new capital from participants during the year, including $166 million in new investments and 90% of dividends reinvested.  With superior portfolio fundamentals of higher credit quality, higher yield, and similar interest rate risk compared to the benchmark, together with its strong liquidity, the HIT is positioned well for 2011. Because multifamily permanent mortgage securities have higher yields than bonds of comparable duration and credit quality and multifamily construction-related mortgage securities have even higher yields, the HIT’s focus on these investments and ability to source them directly can increase expected risk-adjusted returns for the HIT portfolio.

2010 Performance

The HIT’s 2010 performance was enhanced by its ongoing income advantage versus the benchmark.  The HIT’s specialization in government/agency multifamily MBS enabled it to perform well as these investments generated additional income relative to Treasuries while reflecting similar credit quality.   The HIT’s better relative performance was achieved despite strong performance by corporate bonds in the benchmark, which comprised 18.8% of the benchmark at December 31 but are not held by the HIT.  Corporate bonds outperformed Treasuries by 229 basis points during the year.  The HIT outperformed the benchmark for the 1-, 3-, 5-, and 10-year periods ending December 31 by 8, 44, 45, and 51 basis points, respectively, on a gross basis, having gross returns of 6.62%, 6.34%, 6.25% and 6.34%.  The benchmark’s returns were 6.54%, 5.90%, 5.80%, and 5.84% for the 1-, 3-, 5-, and 10-year periods.   On a net basis, the HIT’s performance was the same as the benchmark’s for the 5-year period and better than the benchmark’s for the 10-year period.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end is available by following this link. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

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Portfolio Composition

The HIT seeks competitive risk-adjusted returns by investing in assets with superior credit quality and yield relative to the benchmark, while maintaining a similar interest rate risk profile.  The high credit quality assets in which the HIT invests are multifamily MBS that are insured or guaranteed by a U.S. government agency or a government-sponsored enterprise (GSE).  The HIT substitutes these for corporate debt and some Treasury and GSE debt securities in the benchmark.  The HIT portfolio effectively has the same interest rate risk as the benchmark because duration and convexity are managed to be similar to the benchmark.  Nearly 95% of the HIT portfolio at December 31 consisted of investments that were insured or guaranteed by the U.S. government or a GSE.  This compared to 74.9% in the benchmark.   As of December 31, 2010, the HIT’s yield advantage over the benchmark was 71 basis points, up from 64 basis points at the end of 2009.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
December 31, 2010
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	94.70%	77.74%	Effective Duration	4.60	4.80
A & Below	1.74%	17.79%	Convexity	-0.12	-0.11
Superior Yield Advantage			Similar Call Risk
Yield to Maturity/Worst	3.56%	2.85%	Call Protected	74%	67%
→ 71 basis point Yield Advantage			Not Call Protected	26%	33%

HIT Portfolio Characteristics*

* Based on value of total investments at December 31, 2010; includes unfunded commitments

Fourth Quarter 2010 Markets

Treasury yields reversed course in the fourth quarter.  After plummeting for much of the year, Treasury yields rose significantly following the midterm elections.  Some improving economic indicators, including positive nonfarm payroll reports, together with the market’s expectations of extended Bush-era tax cuts pushed equity markets and interest rates higher.  In November, the Federal Reserve announced that it would buy $600 billion in Treasuries and would reinvest an additional $250 billion to $300 billion in Treasuries from the paydowns of its earlier investments.  It appeared that markets had already fully anticipated these Fed purchases.

Increased optimism in financial markets spurred demand for riskier assets, including equities, corporate bonds, and commercial MBS (CMBS) during the fourth quarter.  Lower credit quality investments, in general, outperformed those of higher credit quality as investors felt more confident.  With improving corporate earnings, corporate bonds performed well.  The corporate component of the Barclays Aggregate was the third best performing of all major sectors relative to Treasuries during the fourth quarter, generating 173 basis points of excess returns over Treasuries, behind agency single family MBS and CMBS at 176 and 250 basis points, respectively.  Even though the HIT lacks corporate bond exposure in its portfolio, the HIT’s income advantage over the benchmark continued to generate competitive returns for HIT investors.

Markets for the Year

Despite rising interest rates during the last two months of the year, Treasury rates were significantly lower at the end of 2010 than they were at the beginning of the year, with 2-year and 10-year Treasury yields each sinking by 55 basis points.   For the year, riskier assets performed well, with lower quality investments generally outperforming higher quality investments.  Corporate bonds provided 229 basis points of excess returns, the second highest major sector in the index after CMBS, which provided 1,501 basis points of excess return.

Source: Bloomberg L.P

Overall, multifamily MBS spreads relative to Treasuries were slightly tighter for the year.  After tightening in the first quarter, spreads widened in the second quarter, as the European sovereign debt crisis led to a flight to Treasuries, and flattened in the third quarter.  During the fourth quarter as Treasury rates rose, spreads tightened on Ginnie Mae permanent and construction/permanent loan certificates, but widened slightly on Fannie Mae DUS MBS, leading to tighter spreads for the year on the Ginnie Mae MBS and slightly wider spreads on the Fannie Mae MBS.  Spreads on Ginnie Mae construction/permanent loan certificates remained historically wide, as investors required higher yields for construction-related investments.  This is why the HIT continues to aggressively seek investments in new multifamily production.  During 2010, the HIT committed $612.9 million for multifamily and healthcare projects, primarily new construction-related transactions.

Source: HIT and Wall Street Brokers.
2011 Opportunities

The new year begins with guarded optimism for stronger economic growth.  Despite positive overall growth in the U.S. during 2010 and recent upticks in some economic indicators, the economic recovery remains weak and has been reliant on government stimulus.  The labor market and housing markets are expected to remain a drag on economic growth in 2011.  Job growth resumed in 2010 but not fast enough to even keep up with new entrants into the labor force.  This slack in the labor market has kept unemployment near 10% for the last year and a half.  The broader unemployment rate, which includes involuntary part-time workers, has been around 17% for the same period.

Source: Bureau of Labor Statistics

Factors that could disrupt the markets still exist.  Sovereign debt markets in Europe and municipal debt markets in the U.S. face significant challenges in 2011.  Default concerns related to these sectors could significantly disrupt the capital markets and result in a drag on the economy.  Inflation, however, was extremely tame in 2010 and is unlikely to pick up significantly in 2011.  Excess capacity still exists, and productivity gains are likely to continue.

The HIT enters 2011 well-positioned for continued investment success due to its strong liquidity, its superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.  The HIT has a strong pipeline of prospective investments, many of which are expected to be committed in 2011.  These multifamily investments will provide opportunities for the HIT to continue to earn superior yield on government-guaranteed construction loans, and will have the collateral benefits of putting union members to work, creating affordable housing, and strengthening local communities.

This commentary contains forecasts, estimates, opinions and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of December 31, 2010, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or follow this link. The prospectus should be read carefully before investing.